SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): June 18, 1998


                                DAY RUNNER, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                          0-19835                        95-3624280
 (State or other                   (Commission                 (I.R.S. Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)



                               15295 Alton Parkway
                                Irvine, CA 92618
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 714/680-3500





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Item  5. Other Events.

     Effective December 31, 1997, Day Runner, Inc. (the "Company") adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share", which replaced the calculation of primary earnings per share and fully diluted earnings per share with basic earnings per share and diluted earnings per share. In accordance with Item 601(c) (2) of Regulation S-K, the Company is filing this Current Report on Form 8-K to reflect, with the exception of the schedule for the quarterly period ended December 31, 1997, compliance with FAS 128 and to reflect the two-for-one stock split of the Company's outstanding common shares in March 1998. The schedule for the priod ended December 31, 1997 reflected the compliance with FAS 128 when it was originally filed.


      27.    (i)           Restated   Financial   Data  Schedule  for  the
                           quarterly period ended March 31, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form
                           10-Q for the quarterly period ended March 31, 1996.



      27.    (ii)          Restated  Financial  Data  Schedule for fiscal
                           year  ended  June 30,  1996,  submitted  as  restated
                           Exhibit 27 to the Annual Report on Form 10-K for the fiscal year ended June 30, 1996.



      27.    (iii)         Restated   Financial   Data  Schedule  for  the
                           quarterly period ended September 30, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September
                           30, 1996.


      27.    (iv)          Restated   Financial   Data   Schedule  for  the
                           quarterly period ended December 31, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1996.



      27.    (v)           Restated   Financial   Data  Schedule  for  the
                           quarterly period ended March 31, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form
                           10-Q for the quarterly period ended March 31, 1997.



      27.    (vi)          Restated Financial Data Schedule for the fiscal
                           year  ended  June 30,  1997,  submitted  as  restated
                           Exhibit 27 to the Annual Report on From 10-K for the fiscal year ended June 30, 1997.



      27.    (vii)         Restated  Financial  Data  Schedule  for  the
                           quarterly period ended September 30, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September
                           30, 1997.


      27.    (viii)        Restated Financial Data Schedule for the quarterly
                           period ended December 31, 1997, submitted as restated
                           Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1997.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DAY RUNNER, INC.

June 18, 1998                               By: /s/ Mark A. Vidovich
                                                -------------------------------
                                                  Mark A. Vidovich
                                                  Chairman of the Board and
                                                  Chief Executive Officer









                                  EXHIBIT INDEX
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

   EXHIBIT              TITLE                                                    PAGE

    27.    (i)             Restated   Financial   Data  Schedule  for  the
                           quarterly period ended March 31, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form
                           10-Q for the quarterly period ended March 31, 1996.



      27.    (ii)          Restated  Financial  Data  Schedule for fiscal
                           year  ended  June 30,  1996,  submitted  as  restated
                           Exhibit 27 to the Annual Report on Form 10-K for the fiscal year ended June 30, 1996.



      27.    (iii)         Restated   Financial   Data  Schedule  for  the
                           quarterly period ended September 30, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September
                           30, 1996.


      27.    (iv)          Restated   Financial   Data   Schedule  for  the
                           quarterly period ended December 31, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1996.



      27.    (v)           Restated   Financial   Data  Schedule  for  the
                           quarterly period ended March 31, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form
                           10-Q for the quarterly period ended March 31, 1997.



      27.    (vi)          Restated Financial Data Schedule for the fiscal
                           year  ended  June 30,  1997,  submitted  as  restated
                           Exhibit 27 to the Annual Report on From 10-K for the fiscal year ended June 30, 1997.



      27.    (vii)         Restated  Financial  Data  Schedule  for  the
                           quarterly period ended September 30, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September
                           30, 1997.


      27.    (viii)        Restated Financial Data Schedule for the quarterly
                           period ended December 31, 1997, submitted as restated
                           Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1997.

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